                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [x] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    Teligent, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                [TELIGENT LOGO]

                                                                     May 1, 2000

Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of Teligent, Inc., we cordially invite you to attend the annual meeting of shareholders of Teligent. The meeting will be held at 1:00 p.m. eastern daylight time, on May 25, 2000, at the McLean Hilton located at 7920 Jones Branch Drive, McLean, Virginia. At the annual meeting, you will have the opportunity to meet with Teligent's management team and we will report to you on the Company's 1999 financial and operating performance.

     As you know, an important aspect of the annual meeting process is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

     Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of Teligent and the enhancement of your investment. As Chairman of the Board of Directors and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                          Very truly yours,
                                          ALEX J. MANDL
                                          Chairman of the Board and CEO

                                 TELIGENT, INC.

                         8065 Leesburg Pike, Suite 400
                             Vienna, Virginia 22182
                                 (703) 762-5100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 2000

To Our Shareholders:

     The 2000 Annual Meeting of Shareholders of Teligent, Inc. will be held at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, on May 25, 2000, at 1:00 p.m. eastern daylight time, for the purpose of considering and acting upon the:

     1. Election of the Board of Directors of Teligent, Inc.;

     2. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares;

     3. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $.01 per share, from 200,000,000 to 500,000,000;

     4. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which 1,729,000 shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000; and

     5. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock. ICG Communications, Inc. is an affiliate of Liberty Media Corporation, which is an "interested stockholder" of Teligent, Inc. for purposes of Section 203 under the Delaware General Corporation Law;

     6. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000;

such other matters as may properly come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

     Shareholders of record at the close of business on April 24, 2000, are the shareholders entitled to vote at the annual meeting, and any adjournments thereof. A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the executive offices of Teligent during the ten days prior to the meeting as well as at the meeting.

     Your vote is very important. Please sign and date the enclosed proxy, and return it promptly in the enclosed envelope to ensure your representation at the annual meeting. The proxy will not be used if you attend and vote at the meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          LAURENCE E. HARRIS
                                          Corporate Secretary
Vienna, Virginia
May 1, 2000

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE TELIGENT THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 TELIGENT, INC.
                         8065 Leesburg Pike, Suite 400
                             Vienna, Virginia 22182
                                 (703) 762-5100
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2000
                            ------------------------

     This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Teligent, Inc. ("Teligent" or the "Company") of proxies to be used at the annual meeting of shareholders of Teligent, to be held at the McLean Hilton, 7920 Jones Branch Drive, McLean, Virginia, on May 25, 2000, at 1:00 p.m. eastern daylight time, and all adjournments of the meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to shareholders on or about May 1, 2000. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999 also accompanies these materials.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders are being asked to consider and vote upon the matters outlined in the accompanying Notice of Meeting, including:

     PROPOSAL I.  Election of the Board of Directors of Teligent;

     PROPOSAL II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares;

     PROPOSAL III. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $.01 per share, from 200,000,000 to 500,000,000;

     PROPOSAL IV. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which 1,729,000 shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000.

     PROPOSAL V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock. ICG Communications, Inc. is an affiliate of Liberty Media Corporation, which is an "interested stockholder" of Teligent, Inc. for purposes of Section 203 under the Delaware General Corporation Law; and

     PROPOSAL VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

     The shareholders also will transact any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to appropriate questions from shareholders.

WHO IS ENTITLED TO VOTE?

     The record date for the annual meeting is April 24, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. As of the date of this proxy statement, Teligent has Class A common stock, Class B common stock and Series A preferred stock outstanding. The outstanding Class B common stock consists of Class B-Series 2 and Class B-Series 3 common stock. All outstanding shares of Class B-Series 1 common stock have been converted to Class A common stock and, as a result, have been irrevocably cancelled and may not be reissued. The Class A common stock and Class B common stock are collectively referred to in this proxy statement as the "Common Stock" and together with the Series A preferred stock, the "Voting Stock."

     Except as otherwise required by law, or as described herein, the holders of shares of Voting Stock vote together as a single class on all matters presented to a vote of shareholders. Each registered holder of Common Stock is entitled to one vote per share, and each holder of Series A preferred stock is entitled to one vote per share of common stock into which the Series A preferred stock is convertible. At the close of business on the record date there were 59,378,237 shares of Voting Stock outstanding, consisting of 38,117,627 shares of Class A common stock, no shares of Class B-Series 1 common stock, 15,477,210 shares of Class B-Series 2 common stock, 5,783,400 shares of Class B-Series 3 common stock and, on a converted basis, Series A preferred stock equal to 8,858,609 shares of Class A common stock.

     Each registered holder of Voting Stock of record on April 24, 2000 is entitled to one vote per share on each matter to be voted on at the annual meeting, except as follows:

     1. The holders of Class A common stock shall not be entitled to vote on:
        (i) the election of directors nominated by the holders of the Class B common stock, and (ii) the election of the director nominated by Hicks, Muse, Tate & Furst Incorporated and its affiliates, who are Series A preferred stock holders ("Hicks, Muse").

     2. The holders of any series of Class B common stock shall not be entitled to vote on: (i) the election of directors nominated by the holder of another series of Class B common stock, and (ii) the election of the director nominated by Hicks, Muse.

     3. The holders of Series A preferred stock shall not be entitled to vote on: (i) the election of directors nominated by the holders of the Class B common stock, and (ii) for Series A preferred stockholders other than Hicks, Muse, the election of the director nominated by Hicks, Muse.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

     If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes" if you do not give your broker instructions. The proposals relating to the election of directors (Proposal I) and the ratification of auditors (Proposal VI) are discretionary items. All of the remaining proposals are non-discretionary items.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Voting Stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

     If a quorum is not present at the scheduled time of the meeting, the shareholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

     1. You may vote by mail. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States. If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

     2. You may vote in person at the meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Teligent Voting Stock on April 24, 2000, the record date for voting at the annual meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

     - signing another proxy with a later date;

     - giving written notice of the revocation of your proxy to the Secretary of Teligent prior to the annual meeting; or

     - voting in person at the annual meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

     Your Board recommends that you vote:

     - "FOR" election of each of the nominees to the Board of Directors (see page 6);

     - "FOR" the approval of the amendment to the 1997 Stock Incentive Plan (see page 22);

     - "FOR" the approval of the amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock (see page 25);

     - "FOR" the approval of the amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common and Class B-Series 3 common stock (see page 26);

     - "FOR" the approval of the sale of 1,000,000 shares of Teligent Class A common stock to a subsidiary of ICG Communications, Inc. (see page 27); and

     - "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors (see page 29).

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals set forth in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

     The Board of Directors knows of no other business that will be presented at the meeting. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

     The affirmative vote of a plurality of the votes cast on this matter is required to elect the eight nominees as directors. This means that the eight nominees will be elected if they receive more affirmative votes than any other person. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE AMENDMENT TO THE 1997 STOCK OPTION PLAN?

     Approval of the amendment to Teligent's 1997 Stock Option Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares requires the affirmative vote of a majority of the shares of Voting Stock present at the meeting in person or by proxy and entitled to vote as of the record date.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE AMENDMENT TO TELIGENT'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK?

     Approval of the amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 200,000,000 to 500,000,000 requires the affirmative vote of a majority of the shares of (i) Voting Stock and (ii) Class B common stock, each outstanding as of the record date.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE AMENDMENT TO TELIGENT'S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASS B-SERIES 1 COMMON STOCK AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B-SERIES 2 COMMON STOCK AND CLASS B-SERIES 3 COMMON STOCK?

     Approval of the proposal to amend Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 to 50,000,000 and increase the number of authorized shares of Class B-Series 3 common stock from 10,000,000 to 20,000,000 requires the affirmative vote of a majority of the shares of (i) Voting Stock and (ii) Class B common stock, each outstanding as of the record date.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE SALE BY A SUBSIDIARY OF THE COMPANY OF 1,000,000 SHARES OF CLASS A COMMON STOCK TO A SUBSIDIARY OF ICG COMMUNICATIONS, INC.?

     Approval of the sale of 1,000,000 shares of Teligent Class A common stock to a subsidiary of ICG Communications, Inc. requires the affirmative vote of 66 2/3% of the shares of Voting Stock outstanding as of the record date which are not owned by Liberty Media Corporation or its affiliates.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF TELIGENT'S INDEPENDENT AUDITORS?

     The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of a majority of the shares of Voting Stock present at the meeting in person or by proxy and entitled to vote as of the record date.

HOW WILL ABSTENTIONS BE TREATED?

     If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal I. If you abstain from voting on a proposal for which this option is available, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effect as a vote against the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

     Proposal I. Broker non-votes will have no effect on the election of directors.

     Proposals II and VI. Broker non-votes will not be counted in determining the number of shares necessary for approval of the amendment to the 1997 Stock Option Plan and the ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number, but not the percentage, of the affirmative votes required for approval of these proposals.

     Proposals III, IV and V. Because approval of the amendments to the Company's Certificate of Incorporation will require a majority vote of the outstanding shares entitled to vote and the sale of Teligent Class A common stock to a subsidiary of ICG Communications, Inc. will require a two-thirds vote of the outstanding shares entitled to vote which are not owned by Liberty Media and its affiliates, a broker non-vote will have the same practical effect as a vote against these proposals.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     Teligent will pay the costs of soliciting proxies. Teligent will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock and Series A preferred stock. Teligent has engaged Corporate Investors Communications, Inc. to assist with the solicitation of proxies at a cost of approximately $6,000 plus reasonable out of pocket expenses not expected to exceed $2,000. In addition to solicitation by mail, directors, officers and employees of Teligent may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                      PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of eight members who are elected annually to serve until the next annual meeting of shareholders or until their respective successors have been elected and qualified. Each director nominee is currently a director of Teligent. As set forth in the following table, of the eight director nominees to be elected at this annual meeting, five nominees will be elected by the holders of the Voting Stock (i.e., the Class A common stock, Class B common stock and the Series A preferred stock voting as a single class), one nominee will be elected by the holder of the Class B-Series 2 common stock, one nominee will be elected by the holder of the Class B-Series 3 common stock and one nominee will be elected by Hicks, Muse, holders of a portion of the shares of the Series A preferred stock.

     Mr. Mikami and Dr. Singh were nominated for election as directors at this annual meeting by the holders of the Class B-Series 2 and Class B-Series 3 stock, respectively. Pursuant to our Certificate of Incorporation, until the number of shares held by holders of each series of the Class B common stock falls below certain ownership thresholds, each of these holders will have the right to elect a director to Teligent's Board of Directors. Mr. Hicks was nominated for election as a director at this annual meeting by Hicks, Muse pursuant to the terms of a stock purchase agreement dated November 4, 1999, between Teligent, Microsoft Corporation, certain affiliates of Hicks, Muse and other purchasers.

     Microwave Services, Inc., Teligent and the holders of all of the Class B common stock of Teligent, NTT and Telcom Ventures, are parties to a shareholders agreement pursuant to which they have agreed to vote for the election of Teligent's chief executive officer, currently Alex J. Mandl, as a director. In addition, Telcom-DTS Investors, L.L.C., Microwave Services, Inc., Liberty Media Corporation and Alex J. Mandl, our chairman and chief executive officer, are parties to a shareholders agreement dated as of January 13, 2000. As of the record date, these parties together own approximately 58.8% of the Voting Stock of Teligent. The January 2000 shareholders agreement provides that the parties thereto will vote their shares so that Teligent's Board of Directors shall consist of eight directors, three of whom will be nominees of Liberty Media and two of whom will be nominees of Telcom Ventures. Pursuant to the January 2000 shareholders agreement, Messrs. Berkman, Howard and Vogel are nominees of Liberty Media and Dr. Rajendra Singh and Ms. Neera Singh are nominees of Telcom Ventures. The January 2000 shareholders agreement terminates on the earlier of the following: (1) the consummation of a merger transaction in which all of the outstanding shares of Teligent Class A common stock are acquired by any party,
(2) September 30, 2001 and (3) September 30, 2000 (in the case of a written agreement between Microwave Services, Inc. and Telcom Ventures prior to such date, providing that the January 2000 shareholders agreement shall be terminated as of September 30, 2000).

     Except as disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

     Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

     The following tables set forth, with respect to each director nominee, his or her name, age, principal occupation and employment during the past five years, the year in which he or she first became a director of Teligent and directorships held in other companies. For additional information regarding the nominees, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," "MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS," "COMPENSATION INFORMATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

     The affirmative vote of a plurality of the votes cast for a director at the meeting is required to elect the eight nominees as directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

                 NOMINEE                    AGE   PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR
                 -------                    ---   -----------------------------------------------------
TO BE ELECTED BY HOLDERS OF CLASS A COMMON STOCK, CLASS B COMMON STOCK AND SERIES A PREFERRED STOCK
Alex J. Mandl.............................  56    Mr. Mandl has been Chairman and Chief Executive
                                                  Officer of Teligent since September 1996. Prior to
                                                  joining Teligent, Mr. Mandl served as President and
                                                  Chief Operating Officer of AT&T and Executive Vice
                                                  President of AT&T and CEO of AT&T's Communications
                                                  Services Group (1993-1995). As President and Chief
                                                  Operating Officer, Mr. Mandl oversaw AT&T's
                                                  operations including its long-distance, wireless and
                                                  local communications services, in addition to its
                                                  credit card and Internet businesses. As Chief
                                                  Financial Officer of AT&T from 1991 to 1993, Mr.
                                                  Mandl directed AT&T's financial strategy, policy and
                                                  operations, and managed the acquisition of McCaw
                                                  Cellular Communications, Inc. Earlier, Mr. Mandl
                                                  served as Chairman and CEO of Sea-Land Services,
                                                  Inc., an ocean transportation and distribution ser-
                                                  vices company. Mr. Mandl serves on the Boards of
                                                  Directors of the Warner-Lambert Company, Dell
                                                  Computer Corporation and Viasystems Group, Inc.
David J. Berkman(1).......................  37    Mr. Berkman has been a director of Teligent since its
                                                  inception in March 1996. He is the Managing Partner
                                                  of the Associated Group, LLC, a venture capital firm
                                                  primarily engaged in the telecommunications and
                                                  internet commerce market segments. The Associated
                                                  Group, LLC was founded by principals of The
                                                  Associated Group, Inc. ("Associated"), the former
                                                  holder of the Class B-Series 1 common stock. From
                                                  1994 to January 2000, Mr. Berkman was Executive Vice
                                                  President and a member of the Board of Directors of
                                                  Associated. Mr. Berkman serves on the Boards of
                                                  Directors of Entercom Communications Corp., True
                                                  Position, Inc., V-Span, Inc., the Philadelphia
                                                  Regional Performing Arts Center and the Franklin
                                                  Institute.

                 NOMINEE                    AGE   PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR
                 -------                    ---   -----------------------------------------------------
Gary Howard(2)............................  43    Mr. Howard has been a director of Teligent since
                                                  January 2000 and is the chairperson of Teligent's
                                                  Compensation Committee. Mr. Howard has served as
                                                  Executive Vice President, Chief Operating Officer and
                                                  a director of Liberty Media Corporation ("Liberty
                                                  Media") since July 1998. Mr. Howard has also served
                                                  as Chief Executive Officer of TCI Satellite
                                                  Entertainment, Inc. since December 1996. Mr. Howard
                                                  served as Executive Vice President of Tele-
                                                  Communications, Inc. from December 1997 to March
                                                  1999; as Chief Executive Officer, Chairman of the
                                                  Board and a director of TV Guide, Inc. from June 1997
                                                  to March 1999; and as President and Chief Executive
                                                  Officer of TCI Ventures Group, LLC from December 1997
                                                  to March 1999. Mr. Howard served as President of TV
                                                  Guide, Inc. from June 1997 to September 1997; as
                                                  President of TCI Satellite Entertainment, Inc. from
                                                  February 1995 through August 1997; as Senior Vice
                                                  President of TCI Communications, Inc. ("TCIC") from
                                                  October 1994 to December 1996. Mr. Howard is a
                                                  director of Liberty Media Corporation, TV Guide,
                                                  Inc., Liberty Digital, Inc. and TCI Satellite
                                                  Entertainment, Inc.
Neera Singh(2)............................  41    Ms. Singh has been a director of Teligent since Janu-
                                                  ary 2000. Ms. Singh is a co-founder of LCC
                                                  International, Inc. ("LCC"), a worldwide provider of
                                                  wireless engineering, design and related services,
                                                  which is an affiliate of Telcom Ventures L.L.C
                                                  ("Telcom Ventures") and has been a director of LCC
                                                  since its inception. Ms. Singh, together with her
                                                  family, is one of the principal owners of Telcom
                                                  Ventures. Ms. Singh served as Vice President of LCC
                                                  from its formation in 1983 to October 1991 and
                                                  Executive Vice President from January 1994 until
                                                  September 1996. Ms. Singh also served as
                                                  Co-Chairperson of LCC from January 1995 until
                                                  September 1996. Ms. Singh is a member of the Members
                                                  Committee of Telcom Ventures and RF Investors, L.L.C.
                                                  Ms. Singh is married to Dr Rajendra Singh, who is
                                                  also a director of the Company.

                 NOMINEE                    AGE   PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR
                 -------                    ---   -----------------------------------------------------
Carl Vogel(1).............................  42    Mr. Vogel has been a director of Teligent since April
                                                  2000. Mr. Vogel has served as Senior Vice President
                                                  of Liberty Media since December 1999. Mr. Vogel is
                                                  also the Chief Executive Officer of Liberty Satellite
                                                  and Technology, a company specifically focused on
                                                  investments in broadband delivery technologies via
                                                  satellite worldwide. Mr. Vogel served as Executive
                                                  Vice President/Chief Operating Officer of Field
                                                  Operations for AT&T Broadband & Internet Services
                                                  from June 1999 until joining Liberty Media. He served
                                                  as Chairman and Chief Executive Officer of Primestar,
                                                  Inc. from June 1998 to June 1999. From October 1997
                                                  to June 1998, Mr. Vogel was Chief Executive Officer
                                                  of Star Choice Communications. From March 1994 to
                                                  March 1997, he served first as Executive Vice
                                                  President and Chief Operating Officer and later as
                                                  President of EchoStar Communications Corporation. Mr.
                                                  Vogel began his career at Arthur Andersen & Co. and
                                                  subsequently held several senior level financial and
                                                  operating positions at Jones Intercable, Inc. Mr.
                                                  Vogel serves on the Boards of Directors of Astrolink
                                                  International, L.L.C. and Canadian Satellite
                                                  Communications.
TO BE ELECTED SOLELY BY THE HOLDER OF THE CLASS B-SERIES 2 COMMON STOCK
Dr. Rajendra Singh(1).....................  45    Dr. Singh has been a director of Teligent since its
                                                  inception in March 1996 and is the chairperson of
                                                  Teligent's Audit Committee. Since December 1993, Dr.
                                                  Singh has served as Chairman of the Board and Chief
                                                  Executive Officer of Telcom Ventures. Dr. Singh also
                                                  served as President of Telcom Ventures through
                                                  September 1997. Dr. Singh also serves as President
                                                  and Treasurer of Digital Services Corporation, an
                                                  affiliate of Telcom Ventures. Dr. Singh founded
                                                  Telcom Ventures in 1993 and, together with his
                                                  family, is one of the principal owners of that
                                                  company. Since October 1998, Dr. Singh has served as
                                                  Chairman of the Board and acting Chief Executive
                                                  Officer of LCC, which he co-founded in 1983. Dr.
                                                  Singh has created widely-used standards of system
                                                  design and methodology in the cellular industry.
                                                  [Mr.] Serves on the Boards of Directors of Aether
                                                  Systems, Inc. and XM Satellite Radio Holdings, Inc.

                 NOMINEE                    AGE   PRINCIPAL OCCUPATION/YEAR FIRST ELECTED AS A DIRECTOR
                 -------                    ---   -----------------------------------------------------
TO BE ELECTED SOLELY BY THE HOLDER OF THE CLASS-B SERIES 3 COMMON STOCK
Tetsuro Mikami(1)(2)......................  48    Mr. Mikami has been a director of Teligent since
                                                  November 1997. Since July 1999, Mr. Mikami has served
                                                  as Vice President, IP Business Development, Global
                                                  Business Division of NTT Communications Corporation.
                                                  From January 1999 to June 1999, Mr. Mikami served as
                                                  Director, Overseas Carrier Business Group, Global
                                                  Business Division of Nippon Telegraph and Telephone
                                                  Corporation ("NTT"). From April 1993 to December
                                                  1998, Mr. Mikami served as General Manager, Business
                                                  Solutions Group, Long Distance, of NTT. Mr. Mikami
                                                  has been with NTT for over twenty years and has
                                                  served in various senior management roles. He
                                                  currently resides in Tokyo, Japan.
TO BE ELECTED SOLELY BY HICKS, MUSE AND CERTAIN OF ITS AFFILIATES, THE HOLDERS OF CERTAIN SHARES OF THE
  SERIES A PREFERRED STOCK
Thomas O. Hicks(2)........................  54    Mr. Hicks has been a director of Teligent since
                                                  December 1999. Mr. Hicks is Chairman of the Board and
                                                  Chief Executive Officer of Hicks, Muse, Tate & Furst
                                                  Incorporated, a private investment firm formed in
                                                  1989 specializing in leveraged acquisitions and
                                                  strategic investments Mr. Hicks serves as Chairman
                                                  and Director of AMFJ, Inc. and Triton Energy Limited
                                                  Mr. Hicks serves as a Director of CCI Holdings, Corp
                                                  Group Limited, DAC Vision, Inc., Home Interiors &
                                                  Gifts, Inc., International Home Foods, MVS
                                                  Corporation, Sybron International Corporation, Mumm
                                                  Periet Juet, Lamar Advertising and Viasystems Group,
                                                  Inc. He also serves on the Board of Directors of Crow
                                                  Family Holdings, as well as The Chase Manhattan
                                                  Corporation National Advisory Board. Mr. Hicks is
                                                  also the Chairman of the Board and Owner of the
                                                  Dallas Stars Hockey Club, a National Hockey League
                                                  member, as well as the Chairman and Owner of the
                                                  Texas Rangers Baseball Club, an American League
                                                  Baseball member. Prior to forming Hicks Muse, Mr.
                                                  Hicks was Co-Chairman and Co-Chief Executive officer
                                                  of Hicks & Haas Incorporated from 1983 to May 1989.
                                                  From 1977 to 1983, Mr. Hicks was co-managing partner
                                                  of Summit Partners, an investment firm. Before that,
                                                  he was President of First Dallas Capital Corpo-
                                                  ration, the venture capital affiliate of First
                                                  National Bank of Dallas, from 1974 to 1977.

---------------
(1) Member of Teligent's Audit Committee.

(2) Member of Teligent's Compensation Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DOES ANYONE OWN MORE THAN FIVE PERCENT OF THE COMPANY'S STOCK? HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table presents information regarding the beneficial ownership of Teligent Voting Stock as of April 24, 2000, by:

     - persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding Voting Stock of Teligent;

     - each director and director nominee of Teligent named in this proxy statement;

     - each executive officer of Teligent named in the "Summary Compensation Table" appearing below and current executive officers of Teligent; and

     - all of the executive officers and directors of Teligent as a group.

     The persons named in the following table have sole voting power for all shares of Voting Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Teligent. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding Voting Stock of Teligent.

     The following table reflects the acquisition by Liberty Media Corporation of The Associated Group, Inc. on January 14, 2000. Prior to the merger, Associated held 21,436,689 shares of Class B-Series 1 common stock and was entitled, under the terms of Teligent's Certificate of Incorporation, to elect a majority of Teligent's directors. In the merger, the Class B-Series 1 common stock held by Associated was converted into a like number of shares of Class A common stock and, by virtue of such conversion, under the terms of our Certificate of Incorporation, Associated lost its right to elect a majority of Teligent's directors.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Voting Stock subject to outstanding options, warrants and convertible securities held by that person that are currently exercisable or exercisable within 60 days after April 24, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 24, 2000, there were 59,378,237 shares of Teligent Voting Stock outstanding.

                                       CLASS A COMMON                        CLASS B COMMON STOCK(2)
                                          STOCK(1)          ---------------------------------------------------------
                                   ----------------------    SERIES B-2     SERIES B-3
                                      SHARES      PERCENT      SHARES         SHARES      PERCENT     PERCENTAGE OF
                                   BENEFICIALLY     OF      BENEFICIALLY   BENEFICIALLY     OF        TOTAL VOTING
        BENEFICIAL OWNERS             OWNED        CLASS       OWNED          OWNED        CLASS    STOCK OUTSTANDING
        -----------------          ------------   -------   ------------   ------------   -------   -----------------
GREATER THAN 5 PERCENT BENEFICIAL OWNERS
Liberty Media Corporation........   21,436,689     45.6%        --             --          --             31.4%
  9197 South Peoria Street
  Englewood, CO 80112
Telcom Ventures, L.L.C...........      --          --        15,477,210        --          72.8%          22.7%
  200 N. Union Street, Suite 300
  Alexandria, VA 22201
Nippon Telegraph and Telephone
  Corporation....................      --          --           --          5,783,400      27.2%           8.5%
  Kowa Nishi-Shimbashi Bldg. -B
  14-1 Nishi-Shimbashi 2-chome,
  Minato-ku, Tokyo 105-0003
  Japan

                                       CLASS A COMMON                        CLASS B COMMON STOCK(2)
                                          STOCK(1)          ---------------------------------------------------------
                                   ----------------------    SERIES B-2     SERIES B-3
                                      SHARES      PERCENT      SHARES         SHARES      PERCENT     PERCENTAGE OF
                                   BENEFICIALLY     OF      BENEFICIALLY   BENEFICIALLY     OF        TOTAL VOTING
        BENEFICIAL OWNERS             OWNED        CLASS       OWNED          OWNED        CLASS    STOCK OUTSTANDING
        -----------------          ------------   -------   ------------   ------------   -------   -----------------
GREATER THAN 5 PERCENT BENEFICIAL OWNERS
Microsoft Corporation(3).........    3,543,409      7.5%        --             --          --              5.2%
  One Microsoft Way
  Building 8/2126
  Redmond, WA 98052
Hicks, Muse, Tate & Furst
  Incorporated(3)................    3,543,461      7.5%        --             --          --              5.2%
  200 Crescent Court, Suite 16
  Dallas, TX 75201
CURRENT DIRECTORS AND DIRECTOR
  NOMINEES
Alex J. Mandl(4).................    3,232,866      6.9%        --             --          --              4.7%
David J. Berkman (5).............      200,000        *         --             --          --                *
Thomas O. Hicks (6)..............    3,543,461      7.5%        --             --          --              5.2%
Gary S. Howard (7)...............      --          --           --             --          --           --
Tetsuro Mikami (8)...............      --          --           --             --          --           --
Dr. Rajendra Singh (9)...........       80,888        *      15,477,210        --          72.8%          22.8%
Neera Singh (10).................       80,888        *      15,477,210        --          72.8%          22.8%
Carl Vogel.......................      --          --           --             --          --           --
EXECUTIVE OFFICERS WHO ARE NOT
  DIRECTORS
Kirby G. Pickle, Jr. (11)........      521,660      1.1%        --             --          --                *
Laurence E. Harris (12)..........      183,996        *         --             --          --                *
Steven F. Bell (13)..............      121,776        *         --             --          --                *
Abraham L. Morris (14)...........      120,664        *         --             --          --                *
Cindy L. Tallent (15)............       22,051        *         --             --          --                *
Directors and executive officers
  of Teligent as a group (13
  persons) (16)..................    7,906,698     16.8%     15,477,210        --          72.8%          34.3%

---------------
 (1) Includes the Series A preferred stock on an as-converted basis.

 (2) Each share of Class B common stock is convertible at any time, at the option of the registered holders thereof, into one fully paid and nonassessable share of Class A common stock. Teligent has granted the registered holders of the shares of Class B common stock rights to have its shares of Class B common stock, which have been or are convertible into shares of Class A common stock, registered under the Securities Act of 1933.

 (3) Represents the number of shares of Class A common stock issuable upon conversion of the Series A preferred stock held by such person or entity.

 (4) Includes 3,004,866 shares of Class A common stock issuable upon exercise of Mr. Mandl's stock options. Also includes 3,000 shares of Class A common stock held by Mr. Mandl's wife.

 (5) All 200,000 shares of Class A common stock reported are issuable upon exercise of David J. Berkman's stock options.

 (6) Includes 3,543,461 shares of Class A common stock issuable upon conversion of 203,749 shares of Series A preferred stock acquired by various funds controlled by Hicks, Muse (see Note 3 above). Mr. Hicks is the chief executive officer of Hicks, Muse and sole member and manager of Fund IV LLC, which is sole general partner of Hicks GP Partners, which is the sole general partner of HM4/GP Partners, which is the sole general partner of each of Equity L.P. and Private L.P. Equity L.P. is the sole member of Qualified LLC, and Private L.P. is the sole member of Private LLC. Hicks GP Partners is also the sole general partner of each of 4-SBS L.P. and 4-E.Q. L.P. 4-SBS L.P. is the sole member of 4-SBS LLC, and 4-EQ L.P. is the sole member of 4-EQ LLC. Mr. Hicks is also the sole member of Fund IV Cayman LLC, which is the sole general partner of GP Cayman L.P., which is the sole general partner of HM Equity C.V., which is the sole general partner of PG-IV C.V. PG-IV C.V. is the sole member of PG-IV LLC. Mr. Hicks is also the sole member of Bridge Partners LLC, which is the sole general partner of Bridge Partners L.P., which is the sole member of Bridge LLC. Mr. Hicks expressly disclaims beneficial ownership of these shares except to the extent of his pecuniary interests in such shares.

 (7) Does not include 21,436,689 shares of Class A common stock held of record by Microwave Services, Inc., an entity controlled by Liberty AGI, Inc. Mr. Howard is a director and an executive officer of both Microwave Services and Liberty AGI, Inc. Mr. Howard expressly disclaims beneficial ownership of any shares held by Microwave Services, Inc.

 (8) Does not include 5,783,400 shares of Class B common stock reported as beneficially owned by Nippon Telegraph and Telephone Corporation. As a Director, Overseas Carrier Business Group, Global Business Division of Nippon Telegraph and Telephone Corporation, Tetsuro Mikami may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Nippon Telegraph and Telephone Corporation.

 (9) All 80,888 shares of Class A common stock reported are issuable upon exercise of Dr. Singh's stock options. Also includes 15,477,210 shares of Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. All such Class B shares are held by Telcom-DTS Investors, L.L.C. Dr. Singh (a) owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc., and (b) is the spouse of Ms. Singh, a director of Teligent, who owns or has the power to vote the remaining voting shares of Cherrywood Holdings, Inc. Cherrywood Holdings, Inc. owns 75% of the voting securities of Telcom Ventures, L.L.C., which is turn owns approximately 98% of the voting securities of Telcom-DTS Investors, L.L.C. As the Chief Executive Officer, a Director and, together with members of his family, the principal owners of Telcom Ventures, L.L.C. Dr. Singh may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C. Dr. Singh disclaims beneficial ownership in any shares not owned by him.

(10) All 80,888 shares of Class A common stock reported are issuable upon exercise of Dr. Singh's stock options referred to in Note 9 above. Also includes 15,477,210 shares of Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. All such Class B shares are held by Telcom-DTS Investors, L.L.C. Ms. Singh (a) owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc., (b) is a co-trustee of two trusts owning an aggregate of approximately 21% of the voting shares of Cherrywood Holdings, Inc. and (c) is the spouse of Dr. Singh, a director of Teligent, who owns approximately 39.5% of the voting shares of Cherrywood Holdings, Inc. Cherrywood Holdings, Inc. owns 75% of the voting securities of Telcom Ventures, L.L.C., which is turn owns approximately 98% of the voting securities of Telcom-DTS Investors, L.L.C. Together with members of her family, as a principal owner of Telcom Ventures, L.L.C., Ms. Singh may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C. Ms. Singh disclaims beneficial ownership in any shares not owned by her.

(11) Includes 506,660 shares of Class A common stock issuable upon exercise of Mr. Pickle's stock options.

(12) Includes 183,996 shares of Class A common stock issuable upon exercise of Mr. Harris' stock options.

(13) Includes 121,776 shares of Class A common stock issuable upon exercise of Mr. Bell's stock options.

(14) Includes 117,664 shares of Class A common stock issuable upon exercise of Mr. Morris' stock options. As of February 24, 2000, Mr. Morris, was no longer an officer of Teligent.

(15) Includes 17,355 shares of Class A common stock issuable upon exercise of Ms. Tallent's stock options. Also includes 1,000 shares of Class A common stock held by Ms. Tallent's husband. Ms. Tallent assumed the position of Senior Vice President and acting Chief Financial Officer in February 2000.

(16) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. Also includes 4,115,541 shares of Class A common stock issuable upon exercise of stock options held by all directors and executive officers as a group and Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. Does not include the shares of Class B common stock reported as beneficially owned by Nippon Telegraph and Telephone.

WHO ARE THE EXECUTIVE OFFICERS?

     Alex J. Mandl, age 56, (see "PROPOSAL 1 -- ELECTION OF DIRECTORS" above).

     Kirby G. Pickle, Jr., age 43, has served as President and Chief Operating Officer since February 1997. Prior to joining Teligent, Mr. Pickle served as Executive Vice President of MFS Communications Company, Inc. and President and Chief Operating Officer of one of its subsidiaries, UUNET Technologies, Inc. Earlier, as President and COO of MFS Intelenet, Inc., Mr. Pickle managed three businesses that generated a majority of MFS' revenues. Prior to his service for MFS, Mr. Pickle was a Vice President at US Sprint (now known as Sprint), a regional sales manager for MCI Communications Corporation, Inc. and held various management positions at AT&T.

     Laurence E. Harris, age 64, has been Senior Vice President and General Counsel since December 1996. Mr. Harris has been the Company's Secretary since January 2000. Prior to joining the Company, Mr. Harris served as Senior Vice President of Law and Public Policy for MCI Communications Corporation. Earlier, Mr. Harris was President and Chief Operating Officer of Metromedia Telecommunications, Inc. and CRICO Communications, a privately-held paging company. Mr. Harris also served as chief of the FCC's Mass Media Bureau where he was responsible for regulation and policy for cable, television and radio broadcasting. Mr. Harris was also responsible for regulatory and antitrust activities at MCI before serving at the FCC.

     Steven F. Bell, age 50, assumed the position of Senior Vice President for Human Resources in April 1997. Prior to joining Teligent, Mr. Bell served as Vice President for Human Resources and Organization Development at COMSAT Corporation where he was responsible for executive and staff recruitment and development at the 4,000-employee satellite communications company. Earlier, Mr. Bell was Vice President, Human Resources for the worldwide technologies division of American Express Corporation.

     Cindy L. Tallent, age 42, joined Teligent in September 1997, and assumed the position of acting Chief Financial Officer in February 2000. Previously, Ms. Tallent served as the Company's Senior Vice President and Controller. Before joining Teligent, Ms. Tallent served as Senior Vice President of Finance for Global TeleSystems Group, Inc., an independent operator and developer of telecommunications service companies in Europe and Asia. Between 1992 and 1995, Ms. Tallent was Vice President for Finance at GTE Spacenet Corp. Before joining GTE Spacenet, Ms. Tallent held positions at The BDM Corporation and at Price Waterhouse in Washington, DC.

               MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

HOW OFTEN DID THE BOARD OF DIRECTORS MEET DURING 1999?

     For the year ended December 31, 1999, the Board of Directors met ten times. During 1999, no incumbent director of Teligent attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

ARE THERE ANY BOARD COMMITTEES?

     Teligent's Board of Directors has a standing Audit Committee and Compensation Committee. The Audit Committee reviews the scope and approach of the annual audit, the annual financial statements and the auditors' report thereon and the auditors' comments relative to the adequacy of Teligent's system of internal controls and accounting systems. The Audit Committee also recommends to the Board of Directors the appointment of independent public accountants for the following year. The Audit Committee met once in 1999. The members of the Audit Committee are Directors Dr. Rajendra Singh (chairperson), David Berkman, Tetsuro Mikami and Carl Vogel.

     The Compensation Committee reviews management compensation levels and provides recommendations to the Board of Directors regarding salaries and other compensation for Teligent's executive officers, including bonuses and incentive programs. The Compensation Committee met once in 1999. The members of the Compensation Committee are Directors Gary Howard (chairperson), Thomas Hicks, Tetsuro Mikami and Neera Singh.

HOW ARE BOARD MEMBERS NOMINATED?

     Shareholders may nominate directors to be elected to the Board of Directors at any annual meeting of shareholders or any special meeting of shareholders called for the purpose of electing directors. In order to make such a nomination, the shareholder must (i) be a record holder of shares on the date notice is given as provided for in Teligent's bylaws and on the record date for the determination of shareholders entitled to vote at such meeting, (ii) be entitled to vote for the election of such director(s) and (iii) comply with the notice procedures set forth in Teligent's bylaws.

IS THERE A DUE DATE FOR SHAREHOLDER NOMINATIONS?

     Notice of a shareholder's nomination(s) must be delivered to or mailed and received by the Company's Secretary at its principal executive offices: (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after the anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting is mailed or public disclosure of the date of the special meeting is made, whichever first occurs. Shareholders may request a copy of Teligent's bylaws at no cost, by writing or telephoning the Company.

                            COMPENSATION INFORMATION

HOW ARE DIRECTORS COMPENSATED?

     Directors are not paid any fees for serving on Teligent's Board of Directors or any of its committees. Directors are not reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to serving on, the Board of Directors and any of its committees. Teligent may consider adopting compensation arrangements for its directors. See "-- Compensation Committee Interlocks and Insider Participation" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation paid or granted to Teligent's Chief Executive Officer and the four other highest paid executive officers during 1999 (collectively, the "Executive Officers"). Each of the Executive Officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. Except as otherwise indicated in the table, the aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of

$50,000 or 10% of the total of their salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

                                                                         LONG TERM
                                                                       COMPENSATION
                                             ANNUAL COMPENSATION          AWARDS
                                             -------------------   ---------------------
                                                                   SECURITIES UNDERLYING    ALL OTHER
                                              SALARY     BONUS         OPTIONS/SARS        COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR     ($)        ($)               (#)                ($)
    ---------------------------       ----   --------   --------   ---------------------   ------------
Alex J. Mandl.......................  1999   $500,000   $600,000                --          $    5,000(1)
 Chairman of the Board and Chief      1998    500,000    500,000                --               4,800
 Executive Officer                    1997    500,000    500,000         6,009,732(2)        3,988,270
Kirby G. Pickle, Jr.................  1999   $394,231   $350,000                --          $    5,000(1)
 President and Chief Operating        1998    350,000    275,000                --               4,800
 Officer                              1997    329,808    250,000         1,011,101(2)          192,081
Laurence E. Harris..................  1999   $303,269   $160,000                --          $    5,000(1)
 Senior Vice President, General       1998    287,692    150,000                --               4,800
 Counsel and Assistant Secretary      1997    275,000    150,000           606,661(2)            4,750
Abraham L. Morris(3)................  1999   $301,538   $160,000                --          $  275,873(4)
 Senior Vice President, Chief         1998    271,914    150,000                --             510,560
 Financial Officer and Treasurer      1997    179,808    125,000           606,661(2)               --
Steven F. Bell......................  1999   $263,269   $150,000                --          $  377,156(5)
 Senior Vice President for Human      1998    246,154    120,000                --             396,114
 Resources                            1997    164,423    100,000           404,440(2)            3,375

---------------
(1) Represents Teligent's contribution to its 401(k) Savings Plan on behalf of the Executive Officers.

(2) Consists of Company Appreciation Rights ("CARs") which were converted on November 21, 1997 (the date of Teligent's initial public offering) to options to purchase shares of Teligent's Class A common stock.

(3) Effective February 24, 2000, Mr. Morris is no longer an officer of the Company.

(4) Consists of a $5,000 contribution by Teligent to its 401(k) Savings Plan on behalf of Mr. Morris as well as loan forgiveness in the amount of $270,873.

(5) Consists of a $5,000 contribution by Teligent to its 401(k) Savings Plan on behalf of Mr. Bell as well as loan forgiveness in the amount of $372,156.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     None of the Executive Officers were granted stock options or stock appreciation rights ("SARs") by Teligent during 1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes for each of the Executive Officers certain information relating to stock options exercised by him during the fiscal year ended December 31, 1999 and the value of any unexercised options at fiscal year-end. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1999, which was $61.75 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of

Teligent Class A common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those that have not yet vested.

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED              IN-THE-MONEY
                            SHARES                           OPTIONS AT                     OPTIONS AT
                          ACQUIRED ON     VALUE              FY-END (#)                     FY-END ($)
                           EXERCISE      REALIZED    ---------------------------   ----------------------------
          NAME                (#)          ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
          ----            -----------   ----------   -----------   -------------   ------------   -------------
Alex J. Mandl...........     --             --        3,004,866      3,004,866     $174,237,155   $174,237,155
Kirby G. Pickle, Jr.....    100,000     $5,069,880      304,440        606,661       16,814,221     33,505,887
Laurence E. Harris......    180,000      8,678,512      183,996        242,665       10,162,099     13,402,388
Abraham L. Morris.......     --             --          242,664        363,997       13,402,333     20,103,554
Steven F. Bell..........     80,888      3,865,310       80,888        242,664        4,467,444     13,402,333

EMPLOYMENT AGREEMENT

     Mr. Mandl and Teligent entered into an employment agreement which took effect September 1, 1996 and expires on September 1, 2002, unless further extended pursuant to its terms. Under his employment agreement, Mr. Mandl is entitled to a minimum salary of $500,000 per year, which after August 31, 1998 may be increased at the discretion of the Board of Directors. Mr. Mandl is also entitled to an annual bonus of $500,000 through December 31, 1999. After December 31, 1999, the amount of bonus paid to Mr. Mandl will be subject to the Board of Directors' discretion. Commencing September 1, 1999, Mr. Mandl is entitled to participate in all of Teligent's executive compensation plans, excluding stock-based incentive plans. The employment agreement prohibits disclosure by Mr. Mandl of any Company confidential information at any time. In addition, while Mr. Mandl is employed by Teligent and for two years thereafter, he is prohibited from engaging or significantly investing in competing business activities and from soliciting any Company employee to be employed elsewhere.

     In accordance with his employment agreement, Mr. Mandl received loans from two of the holders of the Class B common stock totaling $15 million. These loans were assigned to Teligent by the two holders of the Class B common stock in November 1998. These loans are automatically forgiven (i) twenty percent after the first year of employment and eighty percent after the fifth year of employment, (ii) upon the termination of his employment by him for good reason or by the Company without cause, or (iii) upon his death or disability. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- Mandl Loans" below. Under his employment agreement, Mr. Mandl will also receive a $5 million payment upon the expiration of the fifth year of his employment. Under limited circumstances as set forth in Mr. Mandl's employment agreement, the $5 million may be paid to him earlier than the expiration of the fifth year of his employment. In addition, the $5 million payment may be reduced as a result of early termination of his employment. In the event of a "Change in Control" (as defined in the employment agreement) of Teligent, the principal balance remaining on the loans to Mr. Mandl will be forgiven and any portion of the $5 million payment still due to Mr. Mandl will be paid to him.

     Mr. Mandl's employment agreement provides that if either of the registered holders of the Class B-Series 1 common stock (of which there are currently none outstanding) or Class B-Series 2 common stock sells any of their stock in the Company to a third party, such seller will be obligated to require the purchaser of such interests to purchase, and may require Mr. Mandl to sell to such third party, a proportionate percentage of the vested equity interest represented by Mr. Mandl's CARs (which have been converted into options to purchase Class A common stock) valued as of the date of such purchase, at the same price paid by the third party for the interests of such seller. His employment agreement also provides for a right of first refusal on the part of the registered holders of the Class B-Series 1 common stock (of which there are currently none outstanding) and Class B-Series 2 common stock with respect to the disposition by Mr. Mandl of any portion of his equity interest in Teligent. In the event of a "Change in Control" (as defined in the employment agreement) of the Company, all options held by Mr. Mandl will vest immediately.

     Teligent may terminate Mr. Mandl's employment agreement (i) without cause by giving 30 days' notice or (ii) for cause upon the Board of Directors' confirmation that Mr. Mandl has failed to cure the grounds for termination within ten days after notice thereof. Mr. Mandl may terminate his employment agreement with Teligent (a) without good reason by giving 120 days' notice or (b) for good reason upon Teligent's failure to cure the grounds for termination within 20 days after notice thereof.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to Teligent's executive compensation policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other Executive Officers.

COMPENSATION PHILOSOPHY

     The philosophy of the Company's compensation program is, generally, to provide a performance-based executive compensation program that rewards executives whose efforts enable Teligent to achieve its business objectives and enhance shareholder value. Specifically, Teligent's executive compensation program has been designed to provide an overall level of compensation opportunity that is competitive within the telecommunications industry, as well as with a broader group of high technology companies that share the complexity of achieving aggressive growth targets in a competitive marketplace. The Compensation Committee uses its discretion to set individual executive compensation levels warranted in its judgment by market practice, Company performance and individual performance thereby enabling Teligent to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance Teligent's growth and financial performance.

     The compensation of the Company's executive officers, including the Executive Officers, is comprised of three elements: base salary, annual cash bonus and stock options.

     Base Salary. Base salary is the primary mechanism used to compensate executives for their management responsibilities. Base salaries are determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, the contribution of the individual to the Company's achievements during the prior year and the competitive marketplace for executive talent. The Chief Executive Officer recommends annual salary adjustments for executive officers after consideration of these factors. The Chief Executive Officer's recommendations are considered by the Compensation Committee in determining executive officers' annual salary levels.

     Annual Bonus. The annual bonuses paid to Teligent's executive officers are dependent upon individual and overall company performance. At the beginning of the year, the Compensation Committee approves specific performance measures and goals based upon the business plan for that year. At the conclusion of the year, the Compensation Committee compares actual achievements against these goals. The 1999 bonus amounts shown in the "Summary Compensation Table" above reflect the tremendous accomplishments the Company made during 1999. These accomplishments include completing the launch of commercial service in 40 major U.S. markets; setting the stage for major international expansion, leading to recent announcements of partnerships in Germany, France, Spain, Hong Kong and Argentina; providing broadband access and services -- both data and voice -- to more than 15,000 customers throughout the United States; signing more than 7,500 building leases and options to allow access to buildings; installing "last mile" broadband network equipment in more than 3,000 buildings; and securing new capital totaling $500 million from an investor group lead by Microsoft Corporation and the private equity firm Hicks, Muse.

     Stock Options. Stock options provide an incentive for retention of executive talent and the creation of shareholder value in the long-term since their full benefits cannot be realized unless the price of Teligent's stock appreciates over a specified number of years and the executive continues to perform services for Teligent. The Compensation Committee believes that stock options serve as an important component of compensation by closely aligning management's interests and actions with those of Teligent's shareholders. During 1999, none of the Executive Officers were granted any new stock options, although each continues to hold a significant number of stock options granted at the time of their employment.

COMPENSATION OF THE EXECUTIVE OFFICERS

     The Compensation Committee has reviewed the compensation of the Company's Executive Officers and has concluded that their 1999 compensation was reasonable in view of the Company's performance and the contribution of those officers to that performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Pursuant to his employment agreement, Mr. Mandl was paid a base salary of $500,000 and received an annual bonus of $600,000 for services rendered in 1999. Mr. Mandl was not granted any new stock options in 1999 although he continues to hold a significant number of stock options granted at the time of employment. Mr. Mandl's total compensation package reflects successes and milestones that were achieved during 1999 under his leadership.

162(m) OF THE INTERNAL REVENUE CODE

     In adopting and administering executive compensation plans and arrangements, the Compensation Committee will consider whether the deductibility of such compensation will be limited under section 162(m) of the Internal Revenue Code, as amended, and, in appropriate cases, may serve to structure arrangements so that any such limitation will not apply.

                                          Submitted by the Compensation
                                          Committee,

                                          Gary Howard (Chairperson)
                                          Thomas Hicks
                                          Tersuro Mikami
                                          Neera Singh

STOCK PERFORMANCE GRAPH

     The line graph below compares the cumulative total shareholder return on Teligent's Class A common stock to the cumulative total return of the S&P Midcap 400 Index and a custom peer index (the "Peer Index") for the period November 21, 1997 (the date of Teligent's initial public offering) through December 31, 1999. The graph assumes an initial investment of $100 at November 21, 1997 and reinvestment of all dividends.
[PERFORMANCE GRAPH TELIGENT]

                                                     TELIGENT, INC.           S&P MIDCAP 400 INDEX            PEER INDEX(1)
                                                     --------------           --------------------            -------------
11/21/97                                                 100.00                      100.00                      100.00
12/31/97                                                  96.10                      103.20                       99.32
12/31/98                                                 112.20                      122.92                       97.24
12/31/99                                                 240.98                      141.02                      281.62

(1) The Peer Index consists of corporations (other than Teligent) who (a) are U.S. based and whose operations are principally within the U.S., (b) are classified, along with Teligent, by industry analysts as Competitive Local Exchange Carriers (CLECs), and (c) were publicly traded throughout the period November 21, 1997 to December 31, 1999. Specifically, the Peer Group consists of the following corporations: Advanced Radio Telecom Corporation, e.spire Communications, Inc., Electric Lightwave, Inc., GST Telecommunications, Inc., ICG Communications, Inc., Intermedia Communications, Inc., ITC Deltacom, Inc., McLeodUSA Incorporated, Nextlink Communications, Inc., RCN Corporation and Winstar Communications, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Teligent's Compensation Committee members are Directors Gary Howard (chairperson), Thomas Hicks, Tetsuro Mikami and Neera Singh. During 1999, Myles Berkman and Dr. Rajendra Singh also served as members of Teligent's Compensation Committee.

     Telcom Ventures, L.L.C. Ms. Neera Singh and Dr. Rajendra Singh are directors of Teligent. Ms. Singh is a nominee to be elected by the holders of Common Stock and Series A preferred stock and Dr. Singh is nominee to be elected by the Class B-Series 2 common stock holder for election to the Board of Directors at this year's annual meeting. Through an affiliate, Telcom-DTS Investors, L.L.C., Telcom Ventures is the beneficial owner of 100% of the Class B-Series 2 common stock, representing 72.8% of Teligent's Class B common stock, and has the right to elect one director to Teligent's Board of Directors, provided it maintains certain Class B-Series 2 common stock threshold ownership levels. Dr. Singh serves as Chairman of the Board and Chief Executive Officer of Telcom Ventures and Ms. Singh is a member of the Members Committee of Telcom Ventures.

     On April 11, 2000, a subsidiary of Teligent entered into a definitive agreement with a subsidiary of Telcom Ventures pursuant to which the parties formed a joint venture to build advanced, fixed wireless communications networks in Argentina using radio spectrum in the 24-25 GHz band held by affiliates of Telcom Ventures. Each party owns 50% of joint venture.

     Nippon Telegraph and Telephone Corporation. Mr. Mikami is a director of Teligent and the Class B-Series 3 common stock nominee for election to the Board of Directors at this year's annual meeting. Mr. Mikami is the Vice President, IP Business Development, Global Business Division of NTT Communications Corporation. Through a wholly owned subsidiary, NTTA&T Investment, Inc., NTT is the beneficial owner of 27.2% of Teligent's Class B common stock and has the right to elect one director to Teligent's Board of Directors, provided it maintains certain Class B-Series 3 common stock threshold ownership levels.

     Teligent was formerly party to an agreement with NTT America, Inc. ("NTT America"), a wholly owned subsidiary of NTT, whereby NTT America provided certain technical services to Teligent relating to network design and implementation. The agreement was terminated on December 1, 1999. Under the agreement, Teligent paid NTT America a fee in the amount of $3,667,000 for the fiscal year 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mandl Loans. On September 1, 1996, a subsidiary of Associated Group, a former Company shareholder, and an affiliate of Telcom Ventures, the holder of the Class B-Series 2 common stock, made loans to Mr. Mandl in the aggregate principal amount of $15 million. In November 1998, these loans were assigned to Teligent. The interest rate on such loans is 6.53% per year. Principal and interest accrued on the loans will become due and payable on September 3, 2001. Pursuant to his employment agreement, on September 1, 1997, the first anniversary of Mr. Mandl's employment with Teligent, twenty percent of the principal and all underlying accrued interest was forgiven. The remaining eighty percent of principal and any underlying accrued interest will be forgiven on the fifth anniversary of his employment with Teligent. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001, by Teligent other than for cause or by Mr. Mandl for good reason or by reason of his death or disability, the outstanding principal balance and accrued interest thereon will be forgiven. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001 for any other reason, the outstanding principal balance and interest accrued thereon will become immediately due and payable.

     Other Executive Officer Loans. Messrs. Pickle, Morris and Bell received loans each in the aggregate principal amounts of $1,000,000. Such loans bear interest at annual interest rates of 5.73%, 5.76% and 5.83%, respectively. The principal amount and accrued interest on such loans will become due and payable generally on February 1, 2000, April 10, 2000 and April 7, 2000, respectively. Each of the loans provides for the forgiveness of the principal balance and interest accrued thereon; generally, these provisions become applicable either incrementally during the term of the loan or as of its maturity date (in any case, subject to the executive's continued employment with Teligent as of such date) or, among other things, in the event the executive's employment is terminated under certain circumstances. In 1998, under the terms of the loans, the Company forgave $505,760 of the balance due on Mr. Morris' loan and $391,314 of the balance due on Mr. Bell's loan. In 1999, under the terms of the loans, the Company forgave $270,873 of the balance due on Mr. Morris' loan and $372,156 of the balance due on Mr. Bell's loan. In addition, each of the loans provides that the remaining principal balance and interest accrued thereon will become immediately due and payable in the event the executive's employment with Teligent is terminated for cause or, generally, by the executive other than by reason of death or disability. Mr. Harris received a loan in the aggregate principal amount of $600,000, bearing interest at an annual rate of 6.54%. Mr. Harris' loan is forgivable only if he is terminated other than for cause; otherwise, his loan is due and payable to Teligent on June 8, 2000. Mr. Harris also received an advance of $250,000 in January 1997, which amount will be deducted from any proceeds paid to him in connection with the exercise of his options to purchase Teligent Class A common stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Teligent's directors and executive officers, and persons who beneficially own more than 10 percent of a registered class of Teligent's equity securities, to file with the SEC and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Teligent's Class A common stock and other equity securities of Teligent by the tenth of the month following a change. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish Teligent with copies of all Section 16(a) forms they file.

     To Teligent's knowledge, based solely on a review of the copies of such reports furnished to Teligent and written representations that no other reports were required during the year ended December 31, 1999, the following Section 16(a) filings were late: (a) Mr. Goldstein, a former director, filed a Form 3 late, (b) Ms. Singh, a present director and beneficial owner of at least 10% of a class of our equity securities, filed a Form 3 late and (c) Dr. Singh, a present director and beneficial owner of at least 10% of a class of our equity securities, filed a Form 4 amendment late. Otherwise, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES A PREFERRED STOCK AS DIRECTORS OF TELIGENT.

    PROPOSAL II -- APPROVAL OF AN AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

     At the annual meeting, shareholders will be asked to approve an amendment to the Teligent, Inc. 1997 Stock Incentive Plan to increase the number of shares of Class A common stock reserved for issuance under the plan by 5,000,000 shares to a total of 23,729,125 . The Board of Directors has adopted the amendment, subject to shareholder approval.

     If this Proposal II is approved, the first sentence of Section 5 of the Teligent, Inc. 1997 Stock Incentive Plan, as amended and restated, would be amended to read as follows:

     "The maximum number of shares of Stock authorized and reserved for issuance pursuant to the Plan shall be 23,729,125."

WHAT ARE THE PURPOSES OF THE 1997 STOCK INCENTIVE PLAN AND WHY IS IT BEING AMENDED?

     Teligent believes that long term equity compensation in the form of stock options is critical in order to attract qualified personnel to Teligent and to retain and provide incentive to current personnel, particularly in light of the increasingly competitive environment for talented personnel. As of April 24, 2000, options to purchase 14,601,322 shares were outstanding under the 1997 Stock Incentive Plan, 2,480,187 shares had been issued pursuant to the exercise of options granted under such plan and 1,647,616 shares remained available for future grants. The Board of Directors believes that the number of shares currently available under the 1997 Stock Incentive Plan will be insufficient in light of the anticipated continued growth in Teligent's operations, including anticipated increases in the number of employees. For this reason, the Board of Directors has determined that it is in the best interests of Teligent to increase the number of shares available for issuance under the 1997 Stock Incentive Plan by 5,000,000 shares.

WHAT ARE THE MAIN FEATURES OF THE 1997 STOCK INCENTIVE PLAN?

     The following description of the main features of the 1997 Stock Incentive Plan, as amended and restated, is qualified in its entirety by reference to the full text of the 1997 Stock Incentive Plan, as amended and restated, which was filed as exhibit 4.4 to the Company's Registration Statement on Form S-8 that was filed with the SEC on December 21, 1999.

     As of April 24, 2000, there were 18,729,125 shares of Class A common stock reserved for issuance under the 1997 Stock Incentive Plan, including 12,480,778 shares issuable upon exercise of CARs that were converted to options at the time of Teligent's initial public offering ("Converted Options"). Shares issued pursuant to the exercise or vesting of awards granted under the 1997 Stock Incentive Plan may be new shares or treasury shares of Class A common stock. The 1997 Stock Incentive Plan provides that no participant can receive awards thereunder (excluding Converted Options) that relate to shares of Class A common stock which in the aggregate exceed 20% of the total number of shares of Class A common stock authorized for issuance under the 1997 Stock Incentive Plan.

     The 1997 Stock Incentive Plan provides that the Board of Directors may amend, suspend or terminate the 1997 Stock Incentive Plan at any time; provided, however, that no amendment that requires shareholder approval under applicable law in order for the 1997 Stock Incentive Plan to comply with Section 422 or 162(m) of the Internal Revenue Code of 1986 (the "Code"), or in order for the plan to continue to comply with the rules and regulations of any exchange or other trading market on which the shares of Class A common stock are traded, will be effective unless the same is approved by the requisite vote of Teligent's shareholders.

     The 1997 Stock Incentive Plan provides that it will be administered by the Board of Directors; provided that the Board of Directors may establish one or more committees which may, to the extent set forth in the resolutions establishing such committee or committees, be authorized to grant awards under the 1997 Stock Incentive Plan to, and administer such awards with respect to, those participants who are subject to Section 16 of the Securities Exchange Act of 1934 with respect to Teligent ("Section 16 Participants") or who are executive officers of Teligent. Any such committee that is authorized to grant awards to Section 16 Participants (a "Section 16 Committee") will, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such committee that is authorized to grant awards to executive officers of Teligent (which may or may not be the same committee as the Section 16 Committee) will, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the case of grants of awards to participants who are neither Section 16 Participants nor executive officers of Teligent, Teligent's Board of Directors in its discretion may delegate to a committee or to members of Teligent's management the authority, subject to such guidelines as Teligent's Board of Directors may approve from time to time and to ratification by Teligent's Board of Directors, to make grants of awards to, and administer such awards with respect to, such participants. The Board of Directors will have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan. At present, the Compensation Committee administers the 1997 Stock Incentive Plan. Teligent's current Compensation Committee members are Directors Gary Howard (Chairperson), Thomas Hicks, Tetsuro Mikami and Neera Singh.

     The 1997 Stock Incentive Plan provides for the granting of options intended to be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and options which do not qualify as ISOs (collectively, "Options"). SARs may be granted under the 1997 Stock Incentive Plan, either independently of an Option or in tandem with an Option other than a Converted Option. The 1997 Stock Incentive Plan also provides for the grant of restricted stock awards, which may be subject to such restrictions as the Compensation Committee in its sole discretion may deem appropriate; such restrictions may include (without limitation) achievement of certain performance goals relating to Teligent's return on assets, return on equity or earnings per share.

     Upon the exercise of any Option, the purchase price must be fully paid. Such purchase price may be paid in cash (including without limitation cash borrowed from Teligent), by delivery of Class A common stock equal in market value to the exercise price, a combination thereof or, in the sole discretion of the Compensation Committee, through a cashless exercise procedure. The 1997 Stock Incentive Plan provides that Teligent has the right to require a participant to satisfy the tax withholding requirements arising with respect to awards granted thereunder. Such obligation may be satisfied by a cash payment, by authorizing Teligent to withhold from the shares of Class A common stock or cash otherwise payable a number of shares or cash, as applicable, equal to such obligation, or delivery of Class A common stock equal in market value to such obligation.

     In the event of a "Change in Control" of Teligent (as defined in the 1997 Stock Incentive Plan), all Options under the 1997 Stock Incentive Plan will become immediately exercisable in full and all restrictions with respect to restricted stock awards will lapse.

WHAT IS THE VALUE OF THE BENEFITS THAT DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES CAN OBTAIN UNDER THE 1997 STOCK INCENTIVE PLAN?

     Teligent cannot currently determine the number of shares of Class A common stock subject to options that may be granted in the future to executive officers, directors, employees and consultants under the 1997 Stock Incentive Plan. From the start of the fiscal year that ended December 31, 1999 through the date hereof, no stock options were granted to the current directors or Executive Officers. From the start of the fiscal year that ended December 31, 1999 through the date hereof, a total of 2,888,300 stock options were granted to all of Teligent's employees and consultants (including all current officers who are not executive officers) under the 1997 Stock Incentive Plan.

WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE 1997 STOCK INCENTIVE PLAN?

     Options granted under the 1997 Stock Incentive Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

     If an option granted under the 1997 Stock Incentive Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Teligent will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the incentive stock option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sales price of the stock. Teligent will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital is gain capped at 20 percent for shares held more than one year.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for Federal tax law purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or ten percent shareholder of Teligent, the date of taxation under Federal tax laws may be deferred unless the optionee files a timely election with the Internal Revenue Service under section 83(b) of the Code. The income recognized by an optionee who is also an employee of Teligent by payment in cash or out of the current earnings paid to the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) will be treated under Federal tax laws as capital gain or loss, and will be qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

  PROPOSAL III -- APPROVAL OF AN AMENDMENT TO CERTIFICATE OF INCORPORATION TO
        INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK

     At the annual meeting, all shareholders and Class A common shareholders, voting as a separate class, will be asked to approve an amendment to Teligent's Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 200,000,000 to 500,000,000. The Board of Directors has adopted the amendment, subject to shareholder approval. All shareholders will also be asked, under Proposal V, to approve an amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 (of which 1,729,000 shares have been converted into Class A common stock as of April 24, 2000 and may not be reissued) to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000, as set forth in more detail under Proposal V.

     If this Proposal III and Proposal IV are approved, Article Fourth of the Certificate of Incorporation would be amended to read as follows:

     "The total number of shares of stock which the Corporation shall have authority to issue is five hundred and eighty (580,000,000) shares of capital stock, consisting of (i) ten million (10,000,000) shares of preferred stock, each having a par value of one penny ($.01) ("Preferred Stock"), (ii) five hundred million (500,000,000) shares of Class A common stock, each having a par value of one penny ($.01) ("Class A Common Stock"), and (iii) seventy million (70,000,000) shares of Class B common stock, each having a par value of one penny ($.01) ("Class B Common Stock" and, collectively with Class A Common Stock, "Common Stock"). The Class B Common Stock shall consist of two series: fifty million (50,000,000) shares of Class B Common Stock shall be designated Series 2 ("Class B-Series 2 Common Stock") and twenty million (20,000,000) shares of Class B Common Stock shall be designated Series 3 ("Class B-Series 3 Common Stock")."

     Approval of this Proposal III is not contingent on approval of Proposal IV.

HOW MANY SHARES OF CLASS A COMMON STOCK ARE CURRENTLY OUTSTANDING OR RESERVED FOR ISSUANCE?

     As of April 24, 2000, 38,117,627 shares of Class A common stock were issued and outstanding. Approximately 19.0 million additional shares of Class A common stock are reserved for issuance under Teligent's compensation and benefit plans and approximately 30.1 million shares of Class A common stock are reserved for issuance upon conversion of Teligent's outstanding Class B common stock, Series A preferred stock and the dividends to be paid on the Series A preferred stock.

WHAT IS THE PURPOSE OF THE AMENDMENT?

     The proposed amendment will authorize sufficient additional shares of Class A common stock to provide Teligent the flexibility to issue shares as may be necessary in order for Teligent to complete acquisitions or other corporate transactions, including stock dividends and splits, whether currently contemplated or authorized by the Board of Directors in the future, and to issue shares in connection with Teligent's stock option and stock purchase plans. Having such shares available for issuance in the future would give Teligent the ability to accomplish its business and financial objectives in the future without the necessity of delaying such activities for further shareholder approval, except as may be required in particular cases by Teligent's charter documents, applicable law or the rules of any stock exchange or other system on which Teligent's securities may then be listed.

WILL THE AMENDMENT HAVE ANY EFFECT ON MY RIGHTS AS A SHAREHOLDER?

     Although the increase in authorized shares would not, in itself, have any effect on your rights as a shareholder, issuance of additional shares of Class A common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights, earnings per share and book value per share of existing shareholders. The holders of Class A common stock do not presently have preemptive rights to subscribe for additional shares of Class A Common Stock proposed to be authorized.

     While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized Class A common stock as an anti-takeover measure, nor is Teligent aware of any proposed or contemplated transaction of this type.

WHEN MAY THE NEW AUTHORIZED SHARES BE ISSUED?

     The authorized shares of Class A common stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without obtaining the approval of shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK.

   PROPOSAL IV -- APPROVAL OF AN AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASS B-SERIES 1 COMMON STOCK AND INCREASE NUMBER OF AUTHORIZED
          SHARES OF CLASS B-SERIES 2 AND CLASS B-SERIES 3 COMMON STOCK

     At the annual meeting, all shareholders and Class B common shareholders, voting as a separate class, will be asked to approve an amendment to Teligent's Certificate of Incorporation to eliminate the Class B-Series 1 common stock, and to increase the number of authorized shares of Class B-Series 2 common stock from 25,000,000 to 50,000,000 and Class B-Series 3 common stock from 10,000,000 to 20,000,000. The originally authorized Class B Common Stock consisted of 30,000,000 shares of Class B-Series 1 common stock, 25,000,000 shares of Class B-Series 2 common stock and 10,000,000 shares of Class B-Series 3 common stock. The Associated Group, Inc., the former holder of the Class B-Series 1 common stock, was acquired by Liberty Media on January 14, 2000. Upon Liberty Media's acquisition of The Associated Group all of the outstanding shares of Class B-Series 1 common stock were automatically converted to Class A common stock. As a result, there are no shares of Class B-Series 1 common stock outstanding. In addition, as of April 24, 2000, 1,729,000 shares of the Class B-Series 2 common stock have been converted into shares of Class A common stock. In accordance, with Teligent's Certificate of Incorporation, once Class B common stock is converted to Class A common stock, it is cancelled and may not be reissued.

     If this Proposal IV and Proposal III are approved, Article Fourth of the Certificate of Incorporation would be amended to read as follows:

     "The total number of shares of stock which the Corporation shall have authority to issue is five hundred and eighty (580,000,000) shares of capital stock, consisting of (i) ten million (10,000,000) shares of preferred stock, each having a par value of one penny ($.01) ("Preferred Stock"), (ii) five hundred million (500,000,000) shares of Class A common stock, each having a par value of one penny ($.01) ("Class A Common Stock"), and (iii) seventy million (70,000,000) shares of Class B common stock, each having a par value of one penny ($.01) ("Class B Common Stock" and, collectively with Class A Common Stock, "Common Stock"). The Class B Common Stock shall consist of two series: fifty million (50,000,000) shares of Class B Common Stock shall be designated Series 2 ("Class B-Series 2 Common Stock") and twenty million (20,000,000) shares of Class B Common Stock shall be designated Series 3 ("Class B-Series 3 Common Stock")."

     In addition, if this Proposal IV is approved, all references in our Certificate of Incorporation to the Class B-Series 1 common stock would be removed.

     Approval of this Proposal IV is not contingent on approval of Proposal III.

HOW MANY SHARES OF CLASS B COMMON STOCK ARE CURRENTLY OUTSTANDING OR RESERVE FOR ISSUANCE?

     As of April 24, 2000, 21,260,610 shares of Class B common stock were issued and outstanding, consisting of 15,477,210 shares of Class B-Series 2 common stock and 5,783,400 shares of Class B-Series 3 common stock. No other shares of Class B common stock are currently reserved for issuance.

WHAT IS THE PURPOSE OF THE AMENDMENT?

     Under the terms of the Company's Certificate of Incorporation, if the Company splits or subdivides the outstanding shares of any class of its Common Stock, the outstanding shares of all other classes of Common Stock shall be split or subdivided in the same manner. The additional shares authorized by the proposed amendment would be issued by Teligent only in connection with such stock dividends and splits. The Board of Directors of Teligent approved a two-for-one split, in the form of a 100% stock dividend, of our Common Stock on March 17, 2000, subject to shareholder approval of this Proposal IV. No record date or payment date with respect to the stock split has been set by the Board.

WILL THE AMENDMENT HAVE ANY EFFECT ON MY RIGHTS AS A SHAREHOLDER?

     Although the increase in authorized shares would not, in itself, have any effect on your rights as a shareholder, issuance of additional shares of Class B common stock for other than a stock split or dividend could, under certain circumstances, have a dilutive effect on voting rights, earnings per share and book value per share of existing shareholders. The holders of Class B common stock do not presently have preemptive rights to subscribe for additional shares of Class B common stock proposed to be authorized.

     While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board of Directors does not intend or view the increase in authorized Class B common stock as an anti-takeover measure, nor is Teligent aware of any proposed or contemplated transaction of this type.

WHEN MAY THE NEW AUTHORIZED SHARES BE ISSUED?

     The authorized shares of Class B common stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without obtaining the approval of shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations. Except for the proposed stock split described above, the Board of Directors does not have any current plans to issue any of the additional shares of Class B common stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASS B-SERIES 1 COMMON STOCK AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B-SERIES 2 AND CLASS B-SERIES 3 COMMON STOCK.

PROPOSAL V -- APPROVAL OF THE SALE BY A SUBSIDIARY OF TELIGENT OF TELIGENT CLASS
           A COMMON STOCK TO A SUBSIDIARY OF ICG COMMUNICATIONS, INC.

WHAT ARE THE TERMS OF THE TRANSACTION?

     On February 28, 2000, subsidiaries of Teligent and ICG Communications, Inc., a fiber-based communications company, entered into a share exchange agreement. Pursuant to the share exchange agreement, a subsidiary of Teligent will sell one million shares of Teligent Class A common stock to a subsidiary of ICG in exchange for approximately 2,996,076 shares of ICG stock.

     Teligent and ICG have agreed to grant each other registration rights with respect to the shares acquired by the other party in the transaction pursuant to registration rights agreements entered into by each of them. Additionally, Teligent and ICG have entered into a memorandum of understanding agreeing to negotiate in good faith an operating agreement that management believes would enable us to explore opportunities to leverage many of ICG's backbone facilities and other assets.

     The number of Teligent shares to be sold and the number of ICG shares to be received in exchange therefor were fixed at the time the share exchange agreement was signed based upon the average closing prices of Teligent and ICG shares, respectively, over the ten trading days prior to that date. The stock prices of both Teligent and ICG have been volatile and may continue to fluctuate and, accordingly, the actual and relative values of the stock to be sold and received in the transaction will also fluctuate over time until the transaction closes. At that time, the ICG stock received by Teligent's subsidiary may have a public market value which is less than its value today or less than that of the Teligent stock to be sold to ICG's subsidiary. The Teligent Class A common stock and ICG common stock trade on NASDAQ under the symbols "TGNT" and "ICGX."

     The share exchange agreement and the registration rights agreements contain customary representations, warranties and covenants of Teligent and ICG and their subsidiaries which are party to the transaction. Additionally, the transaction is subject to certain customary conditions precedent, including accuracy of representations and warranties, compliance with covenants, obtaining of all necessary approvals (including the approval of Teligent shareholders) and no injunctions or other order which would prohibit the transaction. Even if the requisite number of shareholders vote for to approve the sale of Teligent stock to the subsidiary of ICG, there is no assurance that the transaction will close.

WHY IS THE SALE OF TELIGENT STOCK TO ICG'S SUBSIDIARY BEING SUBMITTED FOR SHAREHOLDER APPROVAL?

     In connection with the foregoing transaction, Liberty Media Corporation and affiliates of Hicks, Muse, Tate & Furst agreed to make an equity investment in ICG. Upon reaching such agreement, Liberty Media became an affiliate of ICG for purposes of Section 203 under the Delaware General Corporation Law. Liberty Media is an "interested stockholder" of Teligent for purposes of Section 203 by virtue of the size of its equity interest in Teligent. As a result, the sale of Teligent stock to a subsidiary of ICG requires the approval of Teligent's Board of Directors as well as the affirmative vote of at least 66 2/3% of the outstanding voting stock of Teligent which is not owned by Liberty Media and its affiliates. Teligent's Board of Directors has already approved the sale.

INFORMATION ABOUT ICG COMMUNICATIONS, INC.

     ICG is a facilities-based communications provider and, based on revenue and customer lines in service, one of the largest non-incumbent competitive communications companies in the United States. ICG primarily offers voice and data services directly to business customers and offers network facilities and data management to Internet service provider (ISPs) customers.

     ICG provides data access and transport services to ISPs that in many cases rely on ICG to provide network ownership and management. ICG's current product offerings to the ISP market include dial-up products such as primary rate interface (PRI), remote access service (RAS) and Internet remote access service
(IRAS) as well as broadband access services including T-1 and T-3 connections and DSL.

     ICG also provides high quality voice and data communications services to business customers, including local, long distance and enhanced telephony services, through its Internet protocol, circuit switch and regional fiber optic networks. ICG also provides interexchange services to long-distance carriers
(IXCs) and other customers. These "special access" services connect end-users to long-distance carriers' facilities, connect a long-distance carrier's facilities to the local telephone company central office and connect facilities of the same or different long-distance carrier.

     ICG Communications, Inc. files annual, quarterly and special reports and other information with the SEC. You can find out more information about ICG by reading these reports. The SEC maintains public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain copies of such material from the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You can call the SEC at 1-800-732-0330 for information regarding the operation of its Public Reference Room. The SEC also maintains a site on the World Wide Web at http://www.sec.gov. that contains reports, proxy statements and other information regarding registrants that file electronically.

WHAT ARE THE REASONS FOR THE TRANSACTION?

     The Board of Directors of the Company unanimously determined that the transaction is in the best interest of the Company and its shareholders.

     The decision of the Board was based on several potential benefits of the transaction that the Board believes will contribute to the success of the Company. These potential benefits include (a) the establishment of a strategic partnership with a significant regional infrastructure, (b) the opportunity to increase our network reach, (c) the opportunity to improve our network efficiency and (d) the opportunity to lower our network costs.

     The Board of Directors of the Company reviewed a number of factors in evaluating the transaction, including, but not limited to, the following: (a) historical information concerning the Company's and ICG's respective business focus, financial performance and condition, operations, technology and management; (b) management's view of the financial condition, results of operations and businesses of the Company after giving effect to the transaction;
(c) current financial market conditions and historical stock market prices, volatility and trading information; (d) the belief that the terms of the share exchange agreement are reasonable; (e) results of the due diligence investigation of ICG conducted by the Company's management, accountants and counsel and (f) review of the valuations of comparable companies.

     The Board of Directors also identified and considered a number of potentially negative factors in its deliberations concerning the transaction, including the following: (a) the risk associated with volatility in stock market prices of the Class A common stock of the Company and ICG common stock; (b) the possibility that the transaction may not be consummated; (c) the possibility that the Company and ICG will not enter into the agreements contemplated by the memorandum; and (d) other applicable risks.

     The Board of Directors concluded, however, that, on balance, the potential benefits of the transaction to the Company and its shareholders outweighed the associated risks. The discussion of the information and factors considered by the Board of Directors of the Company is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the transaction, the Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination.

WHAT EFFECT WILL THE PROPOSED TRANSACTION HAVE ON MY RIGHTS AS A SHAREHOLDER?

     The transaction will not change the existing rights of the Company's shareholders; however the issuance of additional Class A common stock in the transaction will dilute the interest in Teligent of existing holders of Class A common stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SALE OF TELIGENT CLASS A COMMON STOCK TO ICG.

     PROPOSAL VI -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has renewed Teligent's arrangement for Ernst & Young LLP to be its independent auditors for the year ending December 31, 2000, subject to the ratification of the appointment by shareholders. A representative of Ernst & Young LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TELIGENT'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Teligent's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal must be received at Teligent's executive office at 8065 Leesburg Pike, Suite 400, Vienna, Virginia 22182 on or before December 30, 2000. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at Teligent's executive office at the foregoing address on or before March 26, 2001, but not earlier than February 27, 2001. In the event that next year's annual meeting is held before April 25, 2001 or after June 25, 2001, the shareholder proposal must be received on or before the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is made, whichever occurs first.

     All shareholder proposals for inclusion in Teligent's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether it is included in Teligent's proxy materials), Teligent's Certificate of Incorporation, Bylaws and Delaware law.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                          \/ FOLD AND DETACH HERE \/
------------------------------------------------------------------------------
REVOCABLE PROXY
(CLASS A COMMON STOCK)                  TELIGENT, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC.

The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class A common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.
The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

I.  Election of the following persons as directors of Teligent, Inc. for one
    year term:                            Alex J. Mandl  David J. Berkman
                                          Gary Howard    Neera Singh
                                          Carl Vogel
      [ ] FOR      [ ] WITHHELD          [ ] FOR ALL EXCEPT____________________
                                         INSTRUCTIONS: WRITE THE NAME OF THE
                                         NOMINEE(S) ON THE LINE FOR WHOM YOU
                                         WISH YOUR VOTE WITHHELD

II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares.

      [ ] FOR      [ ] AGAINST           [ ] ABSTAIN

III.Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

      [ ] FOR      [ ] AGAINST           [ ] ABSTAIN

IV. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock and to increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock.

      [ ] FOR      [ ] AGAINST           [ ] ABSTAIN

V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock.

      [ ] FOR      [ ] AGAINST           [ ] ABSTAIN

VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

      [ ] FOR      [ ] AGAINST           [ ] ABSTAIN

                         \/ FOLD AND DETACH HERE \/
------------------------------------------------------------------------------
THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MAY 1, 2000 AND TELIGENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                               DATED:
                                      ------------------------------

                               -------------------------------------
                               PRINT NAME OF STOCKHOLDER

                               -------------------------------------
                               SIGNATURE OF STOCKHOLDER

                               -------------------------------------
                               PRINT NAME OF STOCKHOLDER

                               -------------------------------------
                               SIGNATURE OF STOCKHOLDER

                            Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                            PLEASE PROMPTLY COMPLETE, DATE, SIGN   AND MAIL
                            THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                            ENVELOPE

                            \/ FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------

REVOCABLE PROXY                     TELIGENT, INC.
(HMTF GROUP SERIES A PREFERRED STOCK)

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC.

The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgement upon any other matters properly presented at the annual meeting, all the shares of Class A common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

I.    Election of the following persons as directors of Teligent, Inc. for a
      one year term:    Alex J. Mandl         David J. Berkman   Gary Howard
                        Neera Singh           Carl Vogel         Thomas O. Hicks

[ ] FOR   [ ] WITHHELD  [ ] FOR ALL EXCEPT_______________________________
                        INSTRUCTIONS: WRITE THE NAME OF THE NOMINEE(S) ON THE
                        LINE FOR WHOM YOU WISH YOUR VOTE WITHHELD.

II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares.

[ ]FOR    [ ]AGAINST    [ ]ABSTAIN

III. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

[ ]FOR    [ ]AGAINST    [ ]ABSTAIN

IV. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock and to increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock.

[ ]FOR    [ ]AGAINST    [ ]ABSTAIN

V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock.

[ ]FOR    [ ]AGAINST    [ ]ABSTAIN

VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

[ ]FOR    [ ]AGAINST    [ ]ABSTAIN

                            \/ FOLD AND DETACH HERE \/
-------------------------------------------------------------------------------

THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MAY 1, 2000 AND TELIGENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.


                  DATED
                       ------------------------------

                  -----------------------------------              ----------------------------------------
                  PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER

                  -----------------------------------              ----------------------------------------
                  SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER

                                                           Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                                           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                                                           POSTAGE-PAID ENVELOPE


                            \/ -FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------
REVOCABLE PROXY
(CLASS A PREFERRED STOCK
EXCLUDING HMTF GROUP)

                                 TELIGENT, INC.

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC.

The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Series A preferred stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.
The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.

I. Election of the following persons as directors of Teligent, Inc.
   for a one year term:                                              Alex J. Mandl       David J. Berkman         Gary Howard
                                                                     Neera Singh         Carl Vogel
               [ ] FOR             [ ] WITHHELD                      [ ] FOR ALL EXCEPT_______________________________
                                                                     INSTRUCTIONS: WRITE THE NAME OF THE NOMINEE(S) ON THE LINE FOR
                                                                     WHOM YOU WISH YOUR VOTE WITHHELD.

II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares.

               [ ] FOR             [ ] AGAINST                       [ ] ABSTAIN

III. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

               [ ] FOR             [ ] AGAINST                       [ ] ABSTAIN

IV. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock and to increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock.

               [ ] FOR             [ ] AGAINST                       [ ] ABSTAIN

V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,966,076 shares of ICG
     Communications, Inc. common stock.

               [ ] FOR             [ ] AGAINST                       [ ] ABSTAIN

VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

               [ ] FOR             [ ] AGAINST                       [ ] ABSTAIN

                            \/ FOLD AND DETACH HERE \/
--------------------------------------------------------------------------------
THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MAY 1, 2000 AND TELIGENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                    DATED:
                          ---------------------------

                    ---------------------------------   ---------------------------------
                    PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER

                    ---------------------------------   ---------------------------------
                    SIGNATURE OF STOCKHOLDER            SIGNATURE OF  STOCKHOLDER

                                                       Please sign exactly as your name
                                                       appears above on this card. When
                                                       signing as attorney, executor,
                                                       administrator, trustee or guardian,
                                                       please give your full title. If
                                                       shares are held jointly, each holder
                                                       should sign.

                                                       PLEASE PROMPTLY COMPLETE, DATE, SIGN
                                                       AND MAIL THIS PROXY IN THE ENCLOSED
                                                       POSTAGE-PAID ENVELOPE

                           \/ FOLD AND DETACH HERE \/
------------------------------------------------------------------------------

REVOCABLE PROXY
(CLASS B-SERIES 3 COMMON STOCK)    TELIGENT, INC.
ANNUAL MEETING OF SHAREHOLDERS-MAY 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC.

The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class B-Series 3 common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.
The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.


I. Election of the following persons as directors of Teligent, Inc.
for a one year term:                    Alex J. Mandl        David J. Berkman
                                        Gary Howard          Neera Singh
                                        Carl Vogel           Testuro Mikami

    [ ] FOR       [ ] WITHHELD            [ ] FOR ALL EXCEPT____________________
                                           INSTRUCTIONS: WRITE THE NAME OF THE
                                           NOMINEE(S) ON THE LINE FOR WHOM
                                           YOU WISH YOUR VOTE WITHHELD.

II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive
    Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

III. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

IV.Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock and to increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

                           \/ FOLD AND DETACH HERE \/
------------------------------------------------------------------------------
THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MAY 1, 2000 AND TELIGENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                               DATED:
                                     --------------------------------

                               --------------------------------------
                               PRINT NAME OF STOCKHOLDER

                               --------------------------------------
                               SIGNATURE OF STOCKHOLDER

                               --------------------------------------
                               PRINT NAME OF STOCKHOLDER

                               --------------------------------------
                               SIGNATURE OF STOCKHOLDER

                            Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                            PLEASE PROMPTLY COMPLETE, DATE, SIGN
                            AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                          \/  FOLD AND DETACH HERE \/
------------------------------------------------------------------------------
REVOCABLE PROXY
(CLASS B-SERIES 2 COMMON STOCK)    TELIGENT, INC.

                      ANNUAL MEETING OF SHAREHOLDERS - MAY 25, 2000

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC.

The undersigned hereby appoints Alex J. Mandl and Laurence E. Harris with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class B-Series 2 common stock held of record by the undersigned at the close of business on April 24, 2000, at the Annual Meeting of Shareholders, to be held on Thursday, May 25, 2000 and or at any and all adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.
The Board of Directors recommends a vote "FOR" the election of the nominees named herein as directors of Teligent and "FOR" each of the other proposals set forth below.


I.  Election of the following persons as directors of Teligent, Inc.
    for a one year term:                      Alex J. Mandl   David J. Berkman
                                              Gary Howard     Neera Singh
                                              Carl Vogel      Dr. Rajendra Singh

    [ ] FOR       [ ] WITHHELD             [ ] FOR ALL EXCEPT_________________
                                           INSTRUCTIONS: WRITE THE NAME OF THE
                                           NOMINEE(S) ON THE LINE FOR WHOM
                                           YOU WISH YOUR VOTE WITHHELD.

II. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive
    Plan, as amended, to increase the number of shares of Class A common stock reserved for issuance thereunder by 5,000,000 shares.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

III.Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

IV. Approval of an amendment to the Teligent, Inc. Certificate of Incorporation to eliminate the Class B-Series 1 common stock and to increase the number of authorized shares of Class B-Series 2 common stock and Class B-Series 3 common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

V. Approval of the sale by a subsidiary of Teligent, Inc. of 1,000,000 shares of Class A common stock of Teligent, Inc. to a subsidiary of ICG Communications, Inc. in exchange for 2,996,076 shares of ICG Communications, Inc. common stock.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

VI. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 2000.

    [ ] FOR       [ ] AGAINST              [ ] ABSTAIN

                         \/ FOLD AND DETACH HERE \/
------------------------------------------------------------------------------
THE UNDERSIGNED ACKNOWLEDGES RECEIPT, PRIOR TO THE EXECUTION OF THIS PROXY, OF NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MAY 1, 2000 AND TELIGENT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.

[ ] CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                               DATED:
                                      ----------------------------------

                               ------------------------------------------
                               PRINT NAME OF STOCKHOLDER
                               ------------------------------------------
                               SIGNATURE OF STOCKHOLDER
                               ------------------------------------------
                               PRINT NAME OF STOCKHOLDER
                               ------------------------------------------
                               SIGNATURE OF STOCKHOLDER

                            Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                            PLEASE PROMPTLY COMPLETE, DATE, SIGN   AND
                            MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID
                            ENVELOPE